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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 16, 2002

                                 ORBIT/FR, Inc.


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

       DELAWARE                         0-22583                 23-2874370
(STATE OR OTHER JURISDICTION          (COMMISSION             (IRS EMPLOYER
  OF INCORPORATION)                    FILE NUMBER)          IDENTIFICATION NO.)

                               506 PRUDENTIAL ROAD

                           HORSHAM, PENNSYLVANIA 19044

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES,
                               INCLUDING ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (215) 674-5100
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit 16.1      Letter re Change in Certifying Accountant

         Exhibit 99.1 Change in Certifying Accountant disclosure set forth in the Definitive Proxy Statement on Schedule 14A filed by the Registrant on April 30, 2002, under the heading "INDEPENDENT PUBLIC ACCOUNTANTS.
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Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ORBIT/FR, INC.

                                              By: /s/ Israel Adan
                                                  --------------------------
                                                  Israel Adan
                                                  President and
                                                  Chief Executive Officer